UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2014

SMITHFIELD FOODS, INC.
(Exact name of registrant as specified in its charter)

Virginia	1-15321	52-0845861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Commerce Street Smithfield, Virginia	23430
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (757) 365-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02	Results of Operations and Financial Condition.
On May 14, 2014, the Registrant issued a press release announcing its results for the first quarter of fiscal 2014, which ended March 30, 2014. The information contained in the press release, which is attached as Exhibit 99.1 to this report, is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release, dated May 14, 2014, announcing the Registrant's results for the first quarter of fiscal 2014, which ended March 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITHFIELD FOODS, INC.

Date: May 14, 2014	/s/ Michael H. Cole
Michael H. Cole
Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit 99.1	Press release, dated May 14, 2014, announcing the Registrant's results for the first quarter of fiscal 2014, which ended March 30, 2014.